EXHIBIT 23.1


                       MICHAEL J. BONGIOVANNI, CPA



             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation of our report dated May 9, 2000 relating to the financial statements of Peoplesway.com, Inc. in the SB-2 registration statement dated March 13, 2002 and to the reference to our firm therein under Item 13. "Experts."


/s/ Michael J. Bongiovanni
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Michael J. Bongiovanni, C.P.A.
Charlotte, North Carolina
March 13, 2002